As filed with the Securities and Exchange Commission on March 2, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 – December 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

TABLE OF CONTENTS

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2017

Dear Fellow Shareholders,
For the year ended December 31, 2017, the Polaris Global Value Fund (the "Fund") gained 20.61%, while the MSCI World Index returned 22.40%. Global macro-economic growth was on an upswing, as evidenced by healthy corporate earnings, heated M&A activity and increased consumer spending. As would be expected in this economic cycle, growth stocks consistently outperformed over the four quarters, resulting in the greatest annual dispersion between global growth and value stocks since 2007. Yet our value-oriented Fund performed admirably, capturing strong returns relative to competitors. Additionally, the Fund achieved outperformance over all longer time periods as reflected below.
The Fund benefitted from gains across 10 sectors, with consumer discretionary, materials and financials dominating performance. U.K. homebuilders, Persimmon, Taylor Wimpey, Bellway and Barratt Developments, all posted double-digit returns. After a lackluster 2016 due to lower commodity prices, materials surged this year with the majority of holdings up in excess of 20%. Defensive sectors, typified by utilities, telecom and health care, were modestly weak by comparison. Pharmaceutical companies were hurt by generic introductions, as Teva Pharmaceutical and Allergan PLC suffered declines.

	2017					Annualized As of December 31, 2017
	YTD	QIV	QIII	QII	QI	1 Yr	3 Yrs	5 Yrs	10 Yrs	15 Yrs	20 Yrs	ITD*
Polaris Global Value Fund	20.61%	5.49%	3.74%	5.20%	4.76%	20.61%	11.00%	14.19%	6.61%	10.65%	8.20%	9.87%
MSCI World Index	22.40%	5.51%	4.84%	4.03%	6.38%	22.40%	9.26%	11.64%	5.03%	8.87%	6.01%	6.72%

Net dividends reinvested
*Inception-to-date (Inception 7/31/1989)

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Returns for more than one year are annualized. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (888) 263-5594. As stated in the current prospectus, the Fund's annual operating expense ratio is 1.27%. However, the Fund's adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total operating expenses to 0.99% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses), through April 30, 2018. Shares redeemed or exchanged within 180 days of purchase will be charged at 1.00% fee. Fund performance returns shown do not reflect fees; if reflected, the returns would have been lower. Short-term performance is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns.
2017 PERFORMANCE ANALYSIS:
Consumer discretionary holdings accounted for about a quarter of the Fund's performance, as U.K. homebuilders contributed substantially. The U.K. government's help-to-buy scheme and attractive mortgage rates spurred on customer demand and homebuilders were able to capitalize on this trend. Along with this, steady volumes and prices persisted, with projections for higher reservation rates and forward sales bookings, which also contributed to strength in U.K. homebuilders. Towards the end of 2017, we decided to trim back our homebuilders slightly. Barratt and Persimmon were sold primarily on concern that the government's Help to Buy interest free loan program has inflated home prices, especially in London, and created more downside risk in home prices coupled with higher valuations for these two firms.
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POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2017

Otherwise, we remained confident in both management teams and would re-enter the investments at better valuations. Christian Dior was sold at a profit, when majority owner Bernard Arnault bid for the minority shares his group did not already own. Elsewhere in the sector, Carter's was up more than 35% after announcing good earnings, with increasing net sales and steady cash flows. Guidance was equally promising, with an increase in 2018 sales expected from Simple Joys by Carter's, a kids clothing line exclusively sold via Amazon.
Recovering commodity prices, ranging from chemicals to methanol to iron ore, copper and oil, spurred on gains in the materials sector. Canada's Methanex advanced more than 40% on the year as methanol prices rose when a large Chinese methanol-to-olefin plant resumed operations and methanol purchases. On the supply side, the Chinese reduced production of coal-to-methanol for environmental purposes, and competitors suffered unexpected plant outages, thereby tightening the market and increasing methanol prices. BHP Billiton recovered toward year end after it announced plans to divest its onshore shale business and sought a buyer for its Australian nickel business. Symrise AG was up, due to growth in its aromatics, flavors and pet food divisions across Europe, with good momentum in emerging markets. The merger between portfolio companies, Linde and Praxair, cleared shareholder hurdles, as 75% of Linde's shares were tendered prior to the deadline, allowing for the next step in the complex transaction. The deal, which will create the world's largest supplier of industrial gases, is expected to close in 2018.
United Overseas Bank (UOB), a conservatively run Singapore institution, was up more than 40% for the year, as the regional recovery in Southeast Asia economies boosted demand for customer loans and other banking services. Borrowing rates in Singapore and Hong Kong have risen during the year, leading to higher net interest margins. Investors were pleased with UOB's strategic initiatives to sell its stake in a small Chinese bank and establish a new bank in Vietnam. The stock price of Sparebank 1 SR rose more than 50%, due to a revival of Norwegian loan growth and an uptick on lending margins. The bank's capital and credit quality is improving because of a recovery in the shipping industry. Conversely, Puerto-Rican bank, Popular Inc., suffered as the debt crisis/bond defaults in the Commonwealth were compounded by losses from Hurricane Maria. In the wake of disaster, the bank reaffirmed its commitment to Puerto Rico. With strong capital reserves, technological advances and customer outreach, Popular is positioned well for economic recovery. Elsewhere in financials, we sold Independent Bank and Oklahoma-based Southwest Bancorp, which is in the midst of its acquisition by Simmons First National Corporation. North Carolina's BNC Bancorp completed its merger agreement, with BNC shareholders receiving approximately 0.52 shares of Pinnacle Financial Partners' common stock for every BNC share.
Samsung Electronics was the top individual performer in the portfolio, advancing more than 50% for the year. Demand for semiconductor chips, which fit into nearly all electronic devices, continues unabated; Samsung was able to raise prices for its semiconductor chips and TV panels. The company also noted accelerated mobile phone sales upon the launch of the Galaxy S8 in the second half of the year. A new buy in 2017, NEXON Co. added to information technology (IT) sector gains. The Japanese gaming company reported solid results, driven by the success of their flagship game in China and the introduction of their Lawbreakers game in the Western market. The company also launched MMORPG AxE in September; it became an immediate best seller in the Korean Apple store. Electronic components manufacturer, Avnet Inc., was down after losing customer Analog Devices. Avnet's decision to implement a global ERP system, which is expected to increase capital expenditures and cause short-term business interruption, was met with investor derision. Western Union dipped on concerns about compliance costs and disruptive competition. The company announced flat revenues, but noted continued growth in its online money transfer transaction and consumer bill payment business.
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POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2017

U.S. health insurers, Anthem Inc. and UnitedHealth Group, reported earnings that exceeded analyst expectations. Revenues rose, memberships were up and premiums increased. UnitedHealth raised its outlook for 2018, citing strength in its Optum data analytics program. Both insurers are expected to benefit from new Medicare/Medicaid rules aimed at stabilizing the Affordable Care Act insurance markets. On the opposite spectrum, Israeli drug company, Teva, faced a perfect storm of industry pressures and self-inflicted missteps. Pricing pressure in the U.S. generics market was worse than normal. The resultant lower cash flow, and a high debt load from the Allergan acquisition, forced the company to cut its dividend and warn that debt covenants may be violated. Allergan shares slid due to the loss of exclusivity of two drugs: dry eye drug, Restasis, and Alzheimer's drug, Namenda, both of which face generic competition in early 2018. A number of other Allergan products face similar headwinds in 2018. However, the core aesthetics portfolio, which includes Botox, saw strong single-digit sales growth with abundant opportunities in international markets.
VINCI SA reported solid revenues, bolstered by expansion of its airport concessions business in Portugal and Japan, as well as toll road ownership in France. Management offered upbeat guidance, driven by recently-signed airport operations contracts in Japan and Brazil. BBA Aviation was up more than 35% after a favorable trading update on the back of improving flight movements in the U.S., contribution from acquisitions and progress with commercial renegotiations for the enlarged network. These gains mitigated losses at Trevi Finanziaria after it recorded weak results on the back of unfavorable project/product mix and weak order books in the oil & gas division. Trevi also requested a standstill agreement from its main financing banks, requesting time to reorganize its troubled oil drilling division.
In the energy sector, Australia's WorleyParsons rose more than 60% on the year. In its 2017 annual report, WorleyParsons highlighted business improvement, with increasing gross margins, improving cash collections and healthy backlog. The company subsequently acquired AMEC Foster Wheeler U.K.'s North Sea operations for approximately $308 million, thereby increasing its footprint. Thai Oil had similarly impressive annual returns. The stock was sold at a profit on peak gross refining margins; timing was opportune, as we identified downside risks from fading industry trends and concerns about large capital expansion projects.
Portfolio turnover was higher than normal in 2017 due to strong equity market advances and concurrent increased M&A activity. Many stocks reached their full valuations, and were sold at a profit including: Showa Denko, Konecranes and Thai Oil. Other holdings became targets of premium-priced takeover bids, including the aforementioned U.S. banks and Christian Dior. A few companies were exited on fundamental deterioration, including YIT, Caverion, International Game Technology and Frontier Communications. We purchased a wealth of new companies mainly in the retail and IT sectors, thereby slightly changing the Fund portfolio's weightings. In consumer discretionary, we purchased Magna International, L Brands, Inc., Hyundai Mobis and Cineworld Group, PLC. Cineworld is in the process of acquiring another Fund holding, Regal Entertainment, thereby becoming the second largest theater chain in the world with a footprint in the U.S, U.K. and Central Europe. In IT, we invested in South Korean semiconductor firm, SK Hynix and two Japanese computer and mobile game developers, Mixi Inc. and NEXON Co. We added Tyson Foods, a leading meat/poultry producer in the U.S. The company has been expanding into the prepared food business through M&A, most recently acquiring AdvancePierre Foods. We also invested in Bancolombia, the largest Colombian bank with stable deposit and commercial lending businesses. In total, we purchased a dozen new stocks during the year, seeking to position the portfolio with more attractively valued and conservatively managed companies. We expect that such holdings may limit downside risk in the event of a market correction yet provide the potential for appreciation.
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POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2017

The following table shows the Fund's asset allocation at December 31, 2017.
	MSCI World Index	Portfolio Weight	Energy	Utilities	Materials	Industrials	Consumer Discretionary	Consumer Staples	Health Care	Financials	Info. Tech.	Telecom Services	Real Estate	Cash
N. America	62.8%	41.0%	1.4%	2.3%	2.9%	2.8%	6.3%	2.7%	4.9%	11.1%	5.7%	0.9%	0.0%	0.0%
Japan	8.9%	5.8%	0.0%	1.1%	0.0%	0.0%	0.0%	1.4%	0.0%	0.0%	2.1%	1.1%	0.0%	0.0%
Other Asia	4.5%	12.1%	0.7%	0.0%	1.4%	1.2%	1.8%	0.0%	0.0%	2.6%	3.6%	0.8%	0.0%	0.0%
Europe	21.6%	29.2%	0.0%	0.0%	7.7%	3.9%	5.5%	1.6%	2.6%	5.5%	0.0%	2.4%	0.0%	0.0%
Scandinavia	2.3%	7.9%	0.0%	0.0%	1.5%	2.1%	0.8%	0.0%	0.0%	3.5%	0.0%	0.0%	0.0%	0.0%
Africa & S. America	0.0%	1.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.1%	0.0%	0.0%	0.0%	0.0%
Cash	0.0%	3.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%
Portfolio Totals		100.0%	2.1%	3.4%	13.5%	10.1%	14.4%	5.8%	7.5%	23.8%	11.4%	5.2%	0.0%	3.0%
MSCI World Weight			6.3%	3.0%	5.2%	11.6%	12.3%	9.0%	11.8%	18.1%	16.8%	2.8%	3.1%	0.0%
 Figures above are rounded.

INVESTMENT ENVIRONMENT AND STRATEGY:

Supply-demand fundamentals remain resilient in the materials sector, with demand originating in Asia and translating into renewed economic growth in Europe and more recently, the U.S. The reduction in tax rates in the U.S. ultimately will be positive for corporate cash flows and valuations. We believe that freed-up cash flow will go into further investments and capital spending, which could stimulate investment growth in the world economy.
As always, we welcome your questions and comments.
Sincerely,
Bernard R. Horn, Jr., Shareholder and Portfolio Manager

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POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2017

As of December 31, 2017, the Fund's largest equity holdings and the percentages they represent in the Fund's portfolio market value were as follows and are subject to change:

Issuer	Percentage of Total Market Value	Issuer	Percentage of Total Market Value
Regal Entertainment Group, Class A	1.88%	Tyson Foods, Inc., Class A	1.60%
Samsung Electronics Co., Ltd.	1.77%	Taylor Wimpey PLC	1.56%
L Brands, Inc.	1.64%	Bellway PLC	1.56%
Greencore Group PLC	1.63%	Anthem, Inc.	1.55%
WESCO International, Inc.	1.63%	Methanex Corp.	1.55%

The Fund's annual performance as compared to the benchmark has been as follows:
Historical Calendar Year Annual Returns (years ended December 31)
	Polaris Global Value	MSCI World Index		Polaris Global Value	MSCI World Index
2017	20.61%	22.40%	2003	47.06%	33.11%
2016	11.67%	7.51%	2002	3.82%	-19.89%
2015	1.55%	-0.87%	2001	2.21%	-16.82%
2014	3.68%	4.94%	2000	-5.82%	-13.18%
2013	36.94%	26.68%	1999	16.50%	24.93%
2012	21.00%	15.83%	1998	-8.85%	24.34%
2011	-8.16%	-5.54%	1997	34.55%	15.76%
2010	20.64%	11.76%	1996	23.34%	13.48%
2009	35.46%	29.99%	1995	31.82%	20.72%
2008	-46.19%	-40.71%	1994	-2.78%	5.08%
2007	-3.97%	9.04%	1993	25.70%	22.50%
2006	24.57%	20.07%	1992	9.78%	-5.23%
2005	10.52%	9.49%	1991	17.18%	18.28%
2004	23.63%	14.72%	1990	-11.74%	-17.02%

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POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2017

IMPORTANT INFORMATION
The Fund invests in securities of foreign issuers, including issuers located in countries with emerging capital markets. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Options trading involve risk and are not suitable for all investors. Fund performance includes reinvestment of dividends and capital gains. During the period, some of the Fund's fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower.
On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for the periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership's performance had been readjusted to reflect the second year expenses of the Fund, the Fund's performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance. Past performance is no guarantee of future results.
The MSCI World Index, net dividends reinvested measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World Index is unmanaged and does include the reinvestment of dividends, net of withholding taxes. One cannot invest directly in an index or an average. The views in this letter were those of the Fund manager as of December 31, 2017 and may not reflect the views of the manager after the publication date. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice.
6

POLARIS GLOBAL VALUE FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) DECEMBER 31, 2017

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Polaris Global Value Fund (the "Fund") compared with the performance of the benchmark, MSCI World Index, over the past ten fiscal years. The MSCI World Index captures large and mid cap representation across 23 developed markets countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The total return of the MSCI World Index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI World Index does not include expenses. The Fund is professionally managed, while the MSCI World Index is unmanaged and is not available for investment.
Comparison of Change in Value of a $10,000 Investment
Polaris Global Value Fund vs. MSCI World Index

Average Annual Total Returns Periods Ended December 31, 2017	One Year	Five Year	Ten Year
Polaris Global Value Fund	20.61%	14.19%	6.61%
MSCI World Index	22.40%	11.64%	5.03%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 263-5594 or visit the Fund's website at www.polarisfunds.com. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 1.27%. However, the Fund's adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total operating expenses to 0.99% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses), through April 30, 2018. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

7

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2017

Shares	Security Description	Value
Common Stock - 97.4%
Australia - 2.1%
184,600	BHP Billiton PLC, ADR	$7,439,380
346,540	WorleyParsons, Ltd. (a)	3,880,067
		11,319,447
Austria - 1.2%
119,600	ANDRITZ AG	6,756,791
Belgium - 1.3%
49,670	Solvay SA, Class A	6,907,236
Canada - 2.9%
133,895	Magna International, Inc.	7,588,448
135,837	Methanex Corp.	8,230,188
		15,818,636
Colombia - 1.1%
602,000	Bancolombia SA	6,047,352
Finland - 1.1%
108,876	Kone Oyj, Class B	5,849,826
France - 4.5%
47,900	Cie Generale des Etablissements Michelin	6,870,871
76,541	Imerys SA	7,212,930
66,707	IPSOS	2,457,177
77,000	Vinci SA	7,866,872
		24,407,850
Germany - 9.9%
66,900	BASF SE	7,363,962
350,642	Deutsche Telekom AG	6,224,516
189,490	freenet AG	7,007,218
51,300	Hannover Rueck SE	6,456,833
92,486	LANXESS AG	7,356,153
31,200	Linde AG	7,286,781
30,300	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	6,571,245
67,251	Symrise AG	5,779,094
		54,045,802
India - 1.3%
422,520	Infosys, Ltd., ADR	6,853,274
Shares	Security Description	Value
Ireland - 1.6%
2,793,241	Greencore Group PLC	$8,662,668
Israel - 1.4%
414,400	Teva Pharmaceutical Industries, Ltd., ADR	7,852,880
Italy - 0.1%
1,045,169	TREVI - Finanziaria Industriale SpA (a)	393,896
Japan - 5.8%
157,400	Asahi Group Holdings, Ltd.	7,808,884
246,200	KDDI Corp.	6,127,960
92,800	Mixi, Inc.	4,167,455
254,000	Nexon Co., Ltd. (a)	7,394,009
491,400	The Kansai Electric Power Co., Inc.	6,018,478
		31,516,786
Norway - 3.9%
366,696	DNB ASA	6,792,983
609,437	SpareBank 1 SR-Bank ASA	6,457,630
176,800	Yara International ASA	8,111,534
		21,362,147
Puerto Rico - 1.0%
156,500	Popular, Inc.	5,554,185
Russian Federation - 0.7%
226,900	Sberbank of Russia PJSC, ADR	3,841,417
Singapore - 1.3%
355,505	United Overseas Bank, Ltd.	7,030,623
South Korea - 5.0%
22,000	Hyundai Mobis Co., Ltd.	5,404,698
144,100	Kia Motors Corp.	4,509,224
336,300	LG Uplus Corp.	4,397,926
3,937	Samsung Electronics Co., Ltd.	9,370,395
49,300	SK Hynix, Inc.	3,522,909
		27,205,152

See Notes to Financial Statements.	8

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2017

Shares	Security Description			Value
Sweden - 2.9%
285,200	Duni AB, Class A			$4,215,541
138,703	Loomis AB, Class B			5,826,706
429,200	Svenska Handelsbanken AB, Class A			5,870,493
				15,912,740
Switzerland - 2.4%
44,244	Chubb, Ltd.			6,465,376
75,200	Novartis AG			6,358,951
				12,824,327
Thailand - 1.3%
1,539,500	Siam Commercial Bank PCL, Series F			7,085,763
United Kingdom - 7.4%
819,200	Babcock International Group PLC			7,803,137
1,149,514	BBA Aviation PLC			5,427,405
171,649	Bellway PLC			8,257,325
513,100	Cineworld Group PLC			4,163,502
632,744	Standard Chartered PLC (a)			6,664,393
2,965,416	Taylor Wimpey PLC			8,263,758
				40,579,520
United States - 37.2%
27,289	Allergan PLC			4,463,935
70,900	ALLETE, Inc.			5,272,124
143,150	Ameris Bancorp			6,899,830
36,600	Anthem, Inc.			8,235,366
110,500	Avnet, Inc.			4,378,010
161,800	Brookline Bancorp, Inc.			2,540,260
72,600	Capital One Financial Corp.			7,229,508
68,851	Carter's, Inc.			8,089,304
169,774	Colony Bankcorp, Inc.			2,470,212
188,300	Dime Community Bancshares, Inc.			3,944,885
151,100	Franklin Resources, Inc.			6,547,163
32,167	General Dynamics Corp.			6,544,376
80,500	Hewlett Packard Enterprise Co.			1,155,980
184,163	International Bancshares Corp.			7,311,271
74,600	JPMorgan Chase & Co.			7,977,724
144,400	L Brands, Inc.			8,695,768
112,882	Marathon Petroleum Corp.			7,447,954
87,200	Microsoft Corp.			7,459,088
45,144	NextEra Energy, Inc.			7,051,041
63,825	Pinnacle Financial Partners, Inc.			4,231,598
50,865	Praxair, Inc.			7,867,798
Shares	Security Description			Value
61,733	Quest Diagnostics, Inc.			$6,080,083
433,124	Regal Entertainment Group, Class A			9,966,183
52,300	The J.M. Smucker Co.			6,497,752
324,600	The Western Union Co.			6,170,646
104,600	Tyson Foods, Inc., Class A			8,479,922
36,968	UnitedHealth Group, Inc.			8,149,965
92,651	Verizon Communications, Inc.			4,904,018
282,300	Web.com Group, Inc. (a)			6,154,140
103,938	Webster Financial Corp.			5,837,158
126,911	WESCO International, Inc. (a)			8,648,985
203,425	Xerox Corp.			5,929,839
				202,631,886
Total Common Stock (Cost $468,250,021)				530,460,204
Principal	Security Description	Rate	Maturity	Value
Short-Term Investments - 0.0%
Certificates of Deposit - 0.0%
$34,011	Middlesex Federal Savings Bank	1.34%	01/31/18	34,011
33,527	Salem Five Financial	1.75	11/24/18	33,527
Total Certificates of Deposit (Cost $67,538)				67,538
Total Short-Term Investments (Cost $67,538)				67,538
Investments, at value - 97.4% (Cost $468,317,559)				$530,527,742
Other Assets & Liabilities, Net – 2.6%				14,221,797
Net Assets – 100.0%				$544,749,539

ADR	American Depositary Receipt
PCL	Public Company Limited
PJSC	Public Joint Stock Company
PLC	Public Limited Company
(a)	Non-income producing security.

See Notes to Financial Statements.	9

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2017

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Investments At Value
Common Stock
Australia	$11,319,447	$-	$-	$11,319,447
Austria	6,756,791	-	-	6,756,791
Belgium	6,907,236	-	-	6,907,236
Canada	15,818,636	-	-	15,818,636
Colombia	6,047,352	-	-	6,047,352
Finland	5,849,826	-	-	5,849,826
France	24,407,850	-	-	24,407,850
Germany	54,045,802	-	-	54,045,802
India	6,853,274	-	-	6,853,274
Ireland	8,662,668	-	-	8,662,668
Israel	7,852,880	-	-	7,852,880
Italy	393,896	-	-	393,896
Japan	31,516,786	-	-	31,516,786
Norway	21,362,147	-	-	21,362,147
Puerto Rico	5,554,185	-	-	5,554,185
Russian Federation	3,841,417	-	-	3,841,417
Singapore	7,030,623	-	-	7,030,623
South Korea	27,205,152	-	-	27,205,152
Sweden	15,912,740	-	-	15,912,740
Switzerland	12,824,327	-	-	12,824,327
Thailand	7,085,763	-	-	7,085,763
United Kingdom	40,579,520	-	-	40,579,520
United States	202,631,886	-	-	202,631,886
Certificates of Deposit	-	67,538	-	67,538
Total Investments At Value	$530,460,204	$67,538	$-	$530,527,742

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended December 31, 2017.

See Notes to Financial Statements.	10

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2017

PORTFOLIO HOLDINGS (Unaudited)
% of Total Investments
Consumer Discretionary	14.8%
Consumer Staples	7.4%
Energy	2.1%
Financials	24.5%
Health Care	7.8%
Industrials	8.9%
Information Technology	11.8%
Materials	13.9%
Telecommunication Services	6.5%
Utilities	2.3%
Short-Term Investments	0.0%
100.0%
See Notes to Financial Statements.	11

POLARIS GLOBAL VALUE FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2017

ASSETS
Investments, at value (Cost $468,317,559)	$530,527,742
Cash	15,296,112
Receivables:
Fund shares sold	293,416
Dividends and interest	1,242,145
Prepaid expenses	11,894
Total Assets	547,371,309

LIABILITIES
Payables:
Fund shares redeemed	1,608,315
Distributions payable	512,300
Foreign capital gains tax payable	7,980
Accrued Liabilities:
Investment adviser fees	350,233
Fund services fees	47,465
Other expenses	95,477
Total Liabilities	2,621,770

NET ASSETS	$544,749,539

COMPONENTS OF NET ASSETS
Paid-in capital	$480,475,607
Undistributed net investment income	4,269,353
Accumulated net realized loss	(2,218,427)
Net unrealized appreciation	62,223,006
NET ASSETS	$544,749,539
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	19,657,624
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$27.71
* Shares redeemed or exchanged within 180 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	12

POLARIS GLOBAL VALUE FUND STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $809,042)	$11,178,820
Interest income	43,871
Total Investment Income	11,222,691
Adviser
EXPENSES
Investment adviser fees	4,597,085
Fund services fees	572,581
Custodian fees	96,802
Registration fees	35,478
Professional fees	73,688
Trustees' fees and expenses	32,900
Other expenses	305,760
Total Expenses	5,714,294
Fees waived	(1,163,188)
Net Expenses	4,551,106

NET INVESTMENT INCOME	6,671,585

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments (Net of foreign withholding taxes of $651,512)	68,267,879
Foreign currency transactions	(67,081)
Net realized gain	68,200,798
Net change in unrealized appreciation (depreciation) on:
Investments	10,136,592
Deferred foreign capital gains taxes	376,133
Foreign currency translations	87,696
Net change in unrealized appreciation (depreciation)	10,600,421
NET REALIZED AND UNREALIZED GAIN	78,801,219
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$85,472,804

See Notes to Financial Statements.	13

POLARIS GLOBAL VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31,
	2017	2016
OPERATIONS
Net investment income	$6,671,585	$5,306,230
Net realized gain	68,200,798	44,690,041
Net change in unrealized appreciation (depreciation)	10,600,421	(9,525,142)
Increase in Net Assets Resulting from Operations	85,472,804	40,471,129

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(8,058,778)	(5,010,488)
Total Distributions to Shareholders	(8,058,778)	(5,010,488)

CAPITAL SHARE TRANSACTIONS
Sale of shares	130,496,505	35,733,158
Reinvestment of distributions	7,546,478	4,678,955
Redemption of shares	(53,065,767)	(52,383,637)
Redemption fees	21,904	54,242
Increase (Decrease) in Net Assets from Capital Share Transactions	84,999,120	(11,917,282)
Increase in Net Assets	162,413,146	23,543,359

NET ASSETS
Beginning of Year	382,336,393	358,793,034
End of Year (Including line (a))	$544,749,539	$382,336,393

SHARE TRANSACTIONS
Sale of shares	5,068,608	1,682,887
Reinvestment of distributions	272,338	200,641
Redemption of shares	(2,081,279)	(2,438,818)
Increase (Decrease) in Shares	3,259,667	(555,290)

(a) Undistributed net investment income.	$4,269,353	$4,510,002

See Notes to Financial Statements.	14

POLARIS GLOBAL VALUE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Year Ended December 31,
	2017	2016	2015		2014	2013
NET ASSET VALUE, Beginning
of Year	$23.32	$21.16	$21.10		$20.64	$15.23
INVESTMENT OPERATIONS
Net investment income (a)	0.37	0.32	0.33		0.35	0.30
Net realized and unrealized
gain (loss)	4.43	2.15	—	(b)(c)	0.41	5.33
Total from Investment Operations	4.80	2.47	0.33		0.76	5.63
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.41)	(0.31)	(0.27)		(0.30)	(0.22)
REDEMPTION FEES (a)	— (b)	— (b)	—	(b)	— (b)	— (b)
NET ASSET VALUE, End of Year	$27.71	$23.32	$21.16		$21.10	$20.64
TOTAL RETURN	20.61%	11.67%	1.55%		3.68%	36.94%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Year (000's omitted)	$544,750	$382,336	$358,793		$276,236	$224,445
Ratios to Average Net Assets:
Net investment income	1.45%	1.48%	1.52%		1.66%	1.70%
Net expenses	0.99%	0.99%	0.99%		0.99%	1.04%
Gross expenses (d)	1.24%	1.27%	1.27%		1.28%	1.32%
PORTFOLIO TURNOVER RATE	48%	33%	5%		3%	14%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)
Per share amount does not accord with the amount reported in the statement of operations due to the timing of Fund share sales and the amount per share realized and unrealized gains and losses at such time.

(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	15

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

Note 1. Organization
The Polaris Global Value Fund (the "Fund") is a diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the "Partnership"), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers. Shares of open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in sixty days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the
16

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Quoted prices in active markets for identical assets and liabilities
Level 2 – Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.
Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of December 31, 2017, for the Fund's investments is included at the end of the Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically
17

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.
Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
In addition to the requirements of the Code, the Fund may also be subject to capital gains tax in Thailand on gains realized upon sale of Thai securities, payable upon repatriation of sales proceeds. Funds with exposure to Thai securities accrue a deferred liability for unrealized gains based on existing tax rates of the securities. As of December 31, 2017, the Fund recorded Thai capital gains tax in the amount of $651,512 which is included in the line item Net realized gain(loss) on investments and a deferred liability for potential future Thai capital gains taxes of $7,980.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these

18

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund's balance sheet.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes, the Fund may concentrate cash with the Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of December 31, 2017, the Fund had $15,046,112 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – Polaris Capital Management, LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.
Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund's administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the transfer agent. The Fund's administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the shares held by such customers. During the year ended December 31, 2017, the Fund did not make any payments under the shareholder service plan.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – Through December 31, 2017, the Trust paid each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman received an additional $6,000 annually. Effective January 1, 2018, each independent Trustee's annual retainer is $31,000 ($41,000 for the Chairman), and the Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and

19

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

during their terms of office received no compensation from the Fund.
Note 5. Fees Waived
The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit annual operating expenses to 0.99% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses), through April 30, 2018. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the year ended December 31, 2017, fees waived were as follows:
Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
$1,110,688	$52,500	$1,163,188
Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the year ended December 31, 2017 totaled $282,926,598 and $213,684,180, respectively.
Note 7. Federal Income Tax
Cost for federal income tax purposes is $469,451,017 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$84,307,458
Gross Unrealized Depreciation	(23,230,733)
Net Unrealized Appreciation	$61,076,725

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
	2017	2016
Ordinary Income	$8,058,778	$5,010,488

As of December 31, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Ordinary Income	$5,350,972
Capital and Other Losses	(2,166,588)
Unrealized Appreciation	61,089,548
Total	$64,273,932

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to passive foreign investment company transactions and wash sales.
As of December 31, 2017, the Fund had $2,166,588 of short-term capital loss carryforwards to offset future capital gains expiring on December 2018.

20

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2017. The following reclassification was the result of currency gain/loss, return of capital on equity securities, and passive foreign investment company transactions and has no impact on the net assets of the Fund.
Undistributed Net Investment Income (Loss)	$1,146,544
Accumulated Net Realized Gain (Loss)	(1,146,544)
Note 8. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of Polaris Global Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Polaris Global Value Fund, a series of shares of beneficial interest in Forum Funds (the "Fund"), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes and schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America ("GAAP").
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and by other appropriate parties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
BBD, LLP
We have served as the auditor of one or more of the Funds in the Forum Funds since 2008.
Philadelphia, Pennsylvania
February 26, 2018

22

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2017

Shareholder Proxy Vote
At a special meeting of shareholders for all the Funds in the Trust, held on December 8, 2017, shares were voted as follows on the proposals presented to shareholders:

Matter	For	Against	Abstain
To elect David Tucker to the Board of Trustees of the Trust.	108,303,928.779	1,542,957.994	0

To elect Jennifer Brown-Strabley to the Board of Trustees of the Trust.	108,183,952.495	1,662,934.278	0

To elect Mark D. Moyer to the Board of Trustees of the Trust.	108,142,412.946	1,704,473.827	0

To elect Jessica Chase to the Board of Trustees of the Trust.	107,632,924.803	2,213,961.970	0

To elect Stacey E. Hong to the Board of Trustees of the Trust.	105,777,266.997	4,069,619.776	0

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 263-5594 or visit the Fund's website at www.polarisfunds.com and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 263-5594 or visit the Fund's website at www.polarisfunds.com and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017, through December 31, 2017.

23

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2017

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2017	December 31, 2017	Period*	Ratio*
Actual	$1,000.00	$1,094.35	$5.23	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04	0.99%

*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 50.45% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Code. The Fund also designates 0.23% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 263-5594 or visit the Fund's website at www.polarisfunds.com.

24

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2017

Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors, 1996-2010.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustees
Stacey E. Hong[1] Born: 1966	Trustee	Since 2018	President, Atlantic since 2008	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Jessica Chase[1] Born: 1970	President; Principal Executive Officer	Since 2018	Senior Vice President, Atlantic since 2008.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
[1]Stacey E. Hong is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to his affiliation with Atlantic. Jessica Chase is currently an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Atlantic and her role as President of the Trust.

25

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2017

Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.	N/A	N/A
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic 2011-2013; Senior Analyst, Atlantic 2008-2011.	N/A	N/A

26

LISANTI SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2017

Dear Shareholders,
The equity markets turned in very strong returns in 2017. Larger capitalization stocks led the markets upward; as defined by the S&P 500, they returned 20.49%, while the Russell 1000 Index returned 21.69% for the year. The smaller end of the market lagged, as represented by the Russell 2000 Index returning 14.65%. Growth far surpassed value in the year, across all market capitalization ranges. The Russell 1000 Growth Index, which is an index of the 1000 largest market capitalization stocks with the highest growth rates in the United States, increased 30.21%, versus the Russell 1000 Value Index which returned 13.66%. The difference in the smaller stocks was even more striking, with the Russell 2000 Growth Index returning 22.17%, while the Russell 2000 Value Index increased only 7.84%. The Lisanti Small Cap Growth Fund ("Fund") outperformed its benchmark, the Russell 2000 Growth Index ("Index"), returning 27.78% versus 22.17% for the Index.
While the more value oriented sectors, such as financials, energy, materials and industrials had very strong performance in the wake of the Presidential election in late 2016, that trend quickly reversed itself in early 2017. The drop in growth stocks relative to value stocks in the fourth quarter of 2016 left growth stock valuations inexpensive relative to their growth prospects, and the market quickly identified that the first year of the Trump Presidency would not create much legislation that would impact the economy. Thus, growth stocks outperformed in the first quarter as they rebounded from the Q4 2016 correction, and then continued to outperform as economic growth, while good, did not accelerate sharply, nor did inflation pick up, nor did interest rates rise significantly.
The best performing sector for our strategy in 2017 was Consumer Discretionary. On the surface, this sector appeared to be a difficult one in which to invest in 2017, as the sector was roiled by store closings and new management at two major retailers, Macy's and Kohl's, and the Amazon threat. However, we have often found that our process works very well in environments where there are a lot of cross currents, as our thematic overlay helps us hone in on what is differentiated and critical in the space. For 2017, the key to our performance in Consumer Discretionary was ignoring the noise and hype around specialty and apparel retail and restaurants (which were widely owned as they had had several years of good performance), and focusing on what we believe to be the critical driver of growth, which was the incremental consumer—the "Millenials". As we did our research on the Millenials, we discovered that they are very different consumers from previous generations. For instance, they are much more focused on experiences—thus, stocks tied to experiences tend to have a "wind at their back" more so than other consumer stocks. Additionally, in the summer, we saw some opportunities in the Consumer sector in what we call "turnarounds"—companies with short term issues, that appeared based on our research to be mispriced relative to their growth prospects. It was the combination of these "secular growth" stories and these "turnarounds" that helped us outperform in the consumer discretionary sector.
Industrials and Healthcare were also strong contributors to our performance for the year. Industrials benefitted from a lot of structural growth, or "self-help" stocks. These are companies whose internal drivers enable them to grow at a rate faster than their industry. Healthcare benefitted from several holdings that were acquired at premiums throughout the year; we also had several biotechnology holdings that had new drug approvals during the year, which increased the value of the holding.
1

LISANTI SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2017

We underperformed in Energy and Financials. In Energy, our thesis has been that, as the commodity stabilized, we would see differentiation among the North American Shale producers and certain stocks would have the opportunity to appreciate. This thesis did not prove accurate in the first three quarters of 2017. In Financials, the sector lagged other parts of the market as it became clear that tax reform, which is beneficial to Financials earnings, would take some time.
We cannot leave the narrative on 2017 without touching on tax reform. This is the most sweeping change to the Tax Code since the Reagan administration. It appears that the drop in the corporate rate, to 20%, will be of major benefit to many of the smaller companies that are domestically focused and pay higher tax rates. At this point it is unclear what the companies will do with the money—will they let it all drop to the bottom line in the form of earnings? Will they reinvest it in their businesses to expand? Will they use it to make acquisitions? We expect to hear more on these topics as companies report their fourth quarters and talk about 2018 on conference calls with institutional investors over the next month or so. What is also unclear is the impact on the economy. While some economists believe that the Tax Code changes will accelerate GDP, others are concerned that the changes to the state and local tax deduction could cause a pullback in spending on the part of higher income consumers in states such as New York, Connecticut, New Jersey and California, and thus have a bit of a dampening effect on the economy. At this point, the various puts and takes are unknown. Should the economy accelerate, we believe that inflation and interest rates could also rise. We are not as concerned about the Federal Reserve raising rates, as we believe they will be measured in their response; we are more concerned about the possibility that the rates rise in the market. 2017 was an unusual year in that there were no major pullbacks or corrections in the market; rather, there were a series of "rolling corrections" that moved through different sectors at different times, but the market overall continued to grind higher. We believe that 2018 will be a more normal year, and thus anticipate the "normal" 5-10% correction(s) to occur. We expect a little more volatility because there are a few more unknowns as we look out to 2018, versus 2017. We also anticipate that the macroeconomic backdrop may not be as favorable in 2018 as it was in 2017, as both rates and inflation may rise more than anticipated. The conclusion we draw from this is that earnings growth will matter a bit more in 2018 than it might have in 2017.
We continue to be positive on small cap growth stocks.  Based on the continuation of a global coordinated economic recovery, strong GDP growth domestically and the recent tax law changes, for the first time in a very long time, one can make a multi-year case for outperformance of the asset class. As you know, our process is sector agnostic—we look for improvements in ROIC (return on invested capital) that are long lasting. They can be driven by secular changes, structural changes, or internal drivers. Currently, we see them in every sector. While we expect to see challenges throughout the year, we believe that 2018 will turn out to be another "stockpicker's market."
We continue to work hard on your behalf and thank you for investing in the Fund.
Best Regards,
Mary Lisanti, CFA
President & Portfolio Manager

2

LISANTI SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2017

IMPORTANT RISKS AND DISCLOSURES

Effective February 1, 2018 the Fund changed its name. Formerly the Dinosaur Lisanti Small Cap Growth Fund, it is now the Lisanti Small Cap Growth Fund. This change supersedes the Fund name change that was effective September 8, 2017 when the Fund changed its name to the Dinosaur Lisanti Small Cap Growth Fund (formerly the Lebenthal Lisanti Small Cap Growth Fund). Also, as of September 8, 2017, and still effective, the Adviser changed its name to Lisanti Capital Growth, LLC (formerly Lebenthal Lisanti Capital Growth, LLC).

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. The Fund invests in smaller companies, which carry greater risk than is associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund's investments in growth securities may be more sensitive to company earnings and more volatile than the market in general.

The views in this report were those of the Fund manager as of December 31, 2017, and may not necessarily reflect her views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. Although the Fund manager believes she has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. All current and future holdings of the Fund are subject to risk and are subject to change.

3

LISANTI SMALL CAP GROWTH FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) DECEMBER 31, 2017

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Lisanti Small Cap Growth Fund (the "Fund") compared with the performance of the benchmark, Russell 2000 Growth Index ("Russell 2000 Growth"), over the past ten fiscal years. The Russell 2000 Growth, the Fund's primary performance benchmark, measures the performance of those Russell 2000 Growth companies with higher price-to-value ratios and higher forecasted growth values. The total return of the Russell 2000 Growth includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell 2000 Growth does not include expenses. The Fund is professionally managed, while the Russell 2000 Growth is unmanaged and is not available for investment.
Comparison of Change in Value of a $10,000 Investment
Lisanti Small Cap Growth Fund vs. Russell 2000 Growth Index
Average Annual Total Returns as of December 31, 2017	One Year	Five Years	Ten Years
Lisanti Small Cap Growth Fund	27.78%	16.37%	7.46%
Russell 2000 Growth Index	22.17%	15.21%	9.19%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 2.48%. However, the Fund's Adviser has contractually agreed to waive a portion of its fee and/or reimburse expenses to limit total annual fund operating expenses (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.80% through at least April 30, 2018 ("Expense Cap"). The adviser may recoup from the Fund fees waived and expenses reimbursed pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Shares redeemed or exchanged within 30 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.
4

LISANTI SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2017
Shares	Security Description	Value
Common Stock - 98.4%
Consumer Discretionary - 19.4%
7,550	At Home Group, Inc. (a)	$229,444
8,235	Boot Barn Holdings, Inc. (a)	136,783
3,980	Canada Goose Holdings, Inc. (a)	125,609
6,225	Conn's, Inc. (a)	221,299
1,120	Five Below, Inc. (a)	74,278
13,765	Freshpet, Inc. (a)	260,847
4,320	G-III Apparel Group, Ltd. (a)	159,365
2,340	Grand Canyon Education, Inc. (a)	209,500
7,320	KB Home	233,874
2,575	Lumber Liquidators Holdings, Inc. (a)	80,829
3,435	Malibu Boats, Inc., Class A (a)	102,122
4,305	Ollie's Bargain Outlet Holdings, Inc. (a)	229,241
5,090	Planet Fitness, Inc., Class A (a)	176,267
760	RH (a)	65,520
3,645	Skechers U.S.A., Inc., Class A (a)	137,927
935	Weight Watchers International, Inc. (a)	41,402
5,720	Wingstop, Inc.	222,966
		2,707,273
Energy - 5.0%
18,090	Callon Petroleum Co. (a)	219,794
10,270	Carrizo Oil & Gas, Inc. (a)	218,546
8,280	Matador Resources Co. (a)	257,756
		696,096
Financial Services - 8.9%
2,795	Ameris Bancorp	134,719
12,130	Banc of California, Inc.	250,484
2,525	CBTX Inc	74,892
3,630	Green Dot Corp., Class A (a)	218,744
3,220	Kinsale Capital Group, Inc.	144,900
805	LendingTree, Inc. (a)	274,062
5,055	Veritex Holdings, Inc. (a)	139,467
		1,237,268
Health-Care - 17.1%
1,870	AMN Healthcare Services, Inc. (a)	92,098
610	Bluebird Bio, Inc. (a)	108,641
1,885	Blueprint Medicines Corp. (a)	142,148
1,445	FibroGen, Inc. (a)	68,493
1,755	Inogen, Inc. (a)	208,985
3,645	Insulet Corp. (a)	251,505
3,685	Intersect ENT, Inc. (a)	119,394
2,625	iRhythm Technologies, Inc. (a)	147,131
1,565	LHC Group, Inc. (a)	95,856
3,450	OrthoPediatrics Corp. (a)	66,206
1,655	Penumbra, Inc. (a)	155,736
1,325	Portola Pharmaceuticals, Inc. (a)	64,501
2,889	PRA Health Sciences, Inc. (a)	263,101
3,030	Proto Labs, Inc. (a)	312,090
Shares	Security Description	Value
Health-Care (continued)
2,405	Sarepta Therapeutics, Inc. (a)	$133,814
2,920	Tabula Rasa HealthCare, Inc. (a)	81,906
2,395	Vocera Communications, Inc. (a)	72,377
		2,383,982
Industrials - 25.3%
2,535	Aerojet Rocketdyne Holdings, Inc. (a)	79,092
2,430	Astec Industries, Inc.	142,155
3,900	Beacon Roofing Supply, Inc. (a)	248,664
13,290	Builders FirstSource, Inc. (a)	289,589
635	Dycom Industries, Inc. (a)	70,758
2,267	HEICO Corp.	213,892
2,345	John Bean Technologies Corp.	259,826
2,960	Kennametal, Inc.	143,294
3,489	Knight-Swift Transportation Holdings, Inc.	152,539
2,180	MasTec, Inc. (a)	106,711
4,300	Mercury Systems, Inc. (a)	220,805
2,015	Patrick Industries, Inc. (a)	139,942
2,260	RBC Bearings, Inc. (a)	285,664
1,050	Saia, Inc. (a)	74,288
7,190	Terex Corp.	346,702
4,516	The Manitowoc Co., Inc. (a)	177,659
8,940	Titan International, Inc.	115,147
4,320	Titan Machinery, Inc. (a)	91,454
470	Trex Co., Inc. (a)	50,943
3,370	XPO Logistics, Inc. (a)	308,658
		3,517,782
Materials - 1.8%
7,780	Summit Materials, Inc., Class A (a)	244,609
Technology - 20.9%
1,670	2U, Inc. (a)	107,732
2,135	Axcelis Technologies, Inc. (a)	61,274
2,455	Blackline, Inc. (a)	80,524
5,545	Carbonite, Inc. (a)	139,179
4,125	Cray, Inc. (a)	99,825
2,385	GTT Communications, Inc. (a)	111,976
1,720	HubSpot, Inc. (a)	152,048
4,265	II-VI, Inc. (a)	200,242
780	Littelfuse, Inc.	154,300
1,050	MKS Instruments, Inc.	99,225
1,820	Monolithic Power Systems, Inc.	204,495
3,475	New Relic, Inc. (a)	200,751
2,800	Nutanix, Inc., Class A (a)	98,784
2,075	Paycom Software, Inc. (a)	166,685
1,495	Proofpoint, Inc. (a)	132,771
5,080	Q2 Holdings, Inc. (a)	187,198
4,315	Qualys, Inc. (a)	256,095
3,635	RealPage, Inc. (a)	161,030
3,155	Ultra Clean Holdings, Inc. (a)	72,849

See Notes to Financial Statements.	5

LISANTI SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2017

Shares	Security Description	Value
Technology (continued)
2,810	Varonis Systems, Inc. (a)	$136,425
2,690	Zendesk, Inc. (a)	91,030
		2,914,438
Total Common Stock (Cost $11,351,426)		13,701,448
Investments, at value - 98.4% (Cost $11,351,426)		$13,701,448
Other Assets & Liabilities, Net – 1.6%		217,951
Net Assets – 100.0%		$13,919,399
(a) Non-income producing security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$13,701,448
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$13,701,448
The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended December 31, 2017.
PORTFOLIO HOLDINGS (Unaudited)
% of Total Investments
Consumer Discretionary	19.7%
Energy	5.1%
Financial Services	9.0%
Health-Care	17.4%
Industrials	25.7%
Materials	1.8%
Technology	21.3%
100.0%

See Notes to Financial Statements.	6

LISANTI SMALL CAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2017

ASSETS
Investments, at value (Cost $11,351,426)	$13,701,448
Cash	216,325
Receivables:
Fund shares sold	2,000
Dividends and interest	2,512
From investment adviser	21,907
Prepaid expenses	9,985
Total Assets	13,954,177

LIABILITIES
Accrued Liabilities:
Fund services fees	5,558
Other expenses	29,220
Total Liabilities	34,778

NET ASSETS	$13,919,399

COMPONENTS OF NET ASSETS
Paid-in capital	$11,583,903
Undistributed net investment income	1,061
Accumulated net realized loss	(15,587)
Net unrealized appreciation	2,350,022
NET ASSETS	$13,919,399
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	739,835
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$18.81
*	Shares redeemed or exchanged within 30 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	7

LISANTI SMALL CAP GROWTH FUND STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME
Dividend income .	$31,334
Interest income	1,746
Total Investment Income	33,080

EXPENSES
Investment adviser fees	170,515
Fund services fees	191,363
Shareholder service fees	42,629
Custodian fees	5,000
Registration fees	21,467
Professional fees	61,424
Trustees' fees and expenses	6,566
Other expenses	38,632
Total Expenses	537,596
Fees waived and expenses reimbursed	(230,669)
Net Expenses	306,927

NET INVESTMENT LOSS	(273,847)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	5,303,517
Net change in unrealized appreciation (depreciation) on investments	(959,187)
NET REALIZED AND UNREALIZED GAIN	4,344,330
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,070,483

See Notes to Financial Statements.	8

LISANTI SMALL CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
OPERATIONS
Net investment loss	$(273,847)	$(356,377)
Net realized gain (loss)	5,303,517	(294,222)
Net change in unrealized appreciation (depreciation)	(959,187)	1,599,460
Increase in Net Assets Resulting from Operations	4,070,483	948,861

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(3,017,453)	(398,638)

CAPITAL SHARE TRANSACTIONS
Sale of shares	914,053	4,113,175
Reinvestment of distributions	2,668,473	376,478
Redemption of shares	(14,738,283)	(13,826,967)
Redemption fees	171	491
Decrease in Net Assets from Capital Share Transactions	(11,155,586)	(9,336,823)
Decrease in Net Assets	(10,102,556)	(8,786,600)

NET ASSETS
Beginning of Year	24,021,955	32,808,555
End of Year (Including line (a))	$13,919,399	$24,021,955

SHARE TRANSACTIONS
Sale of shares	45,304	245,187
Reinvestment of distributions	144,947	19,846
Redemption of shares	(732,414)	(831,476)
Decrease in Shares	(542,163)	(566,443)

(a) Undistributed net investment income.	$1,061	$4,654

See Notes to Financial Statements.	9

LISANTI SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended December 31,
	2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning of Year	$18.74	$17.75	$18.73	$19.54	$13.36
INVESTMENT OPERATIONS
Net investment loss (a)	(0.33)	(0.25)	(0.32)	(0.31)	(0.29)
Net realized and unrealized gain	5.43	1.55	0.28 (b)	0.50	7.43
Total from Investment Operations	5.10	1.30	(0.04)	0.19	7.14
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	—	—	—	(0.13)
Net realized gain	(5.03)	(0.31)	(0.94)	(1.00)	(0.83)
Total Distributions to Shareholders	(5.03)	(0.31)	(0.94)	(1.00)	(0.96)
REDEMPTION FEES (a)	— (c)	— (c)	— (c)	— (c)	— (c)
NET ASSET VALUE, End of Year	$18.81	$18.74	$17.75	$18.73	$19.54
TOTAL RETURN	27.78%	7.32%	(0.18)%	1.14%	54.15%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Year (000's omitted)	$13,919	$24,022	$32,809	$23,976	$32,391
Ratios to Average Net Assets:
Net investment loss	(1.61)%	(1.49)%	(1.65)%	(1.65)%	(1.66)%
Net expenses	1.80%	1.80%	1.80%	1.80%	1.80%
Gross expenses (d)	3.15%	2.48%	2.26%	2.27%	2.71%
PORTFOLIO TURNOVER RATE	294%	268%	196%	263%	295%

(a)	Calculated based on average shares outstanding during each year.
(b)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(c)	Less than $0.01 per share.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	10

LISANTI SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

Note 1. Organization
The Lisanti Small Cap Growth Fund (the "Fund") is a diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation. Prior to February 1, 2018 the Fund was named Dinosaur Lisanti Small Cap Growth Fund. Prior to September 8, 2017, the Fund was named Lebenthal Lisanti Small Cap Growth Fund. Prior to March 2, 2015, the Fund was named Adams Harkness Small Cap Growth Fund.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange-traded open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in sixty days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any

11

LISANTI SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Quoted prices in active markets for identical assets and liabilities
Level 2 – Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.
Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of December 31, 2017, for the Fund's investments is included in the Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP.

12

LISANTI SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund's balance sheet.
Redemption Fees – A shareholder who redeems or exchanges shares within 30 days of purchase will incur a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.
Note 3. Fees and Expenses
Investment Adviser – Lisanti Capital Growth, LLC (the "Adviser") is the investment adviser to the Fund. Prior to September 7, 2017, the Adviser was Lebenthal Lisanti Capital Growth, LLC. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.
Effective, February 1, 2018, the annual rate of the advisory fee is 0.95% of the Fund's average daily net assets.
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LISANTI SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017
Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund's administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the transfer agent. The Fund's administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the shares held by such customers.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – Through December 31, 2017, the Trust paid each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman received an additional $6,000 annually. Effective January 1, 2018, each independent Trustee's annual retainer is $31,000 ($41,000 for the Chairman), and the Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 4. Fees Waived
The Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual fund operating expenses (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.80% for the period through April 30, 2018. Effective February 1, 2018, the expense cap for the Fund changed from 1.80% to 1.35% through April 30, 2019. Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may only be raised or eliminated with the consent of the Board and voluntary fee waivers may be reduced or eliminated at any time. For the year ended December 31, 2017, fees waived were as follows:

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LISANTI SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
$130,520	$100,149	$230,669

The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of December 31, 2017, $291,370 is subject to recapture by the Adviser.
Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended December 31, 2017 totaled $50,778,840 and $64,995,819, respectively.
Note 6. Federal Income Tax
As of December 31, 2017, cost for federal income tax purposes is $11,365,952 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,462,274
Gross Unrealized Depreciation	(126,778)
Net Unrealized Appreciation	$2,335,496
Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
	2017	2016
Ordinary Income	$3,328,430	$-
Long-Term Capital Gain	605,578	398,638
	$3,934,008	$398,638
Equalization debits included in the distributions were as follows:
	Ordinary Income	Long-Term Capital Gain	Total
2017	$818,011	$98,544	$916,555
The Fund used equalization accounting for tax purposes, whereby a portion of its redemption payments are treated as distributions of income or gain for tax purposes.
15

LISANTI SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

As of December 31, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:

Unrealized Appreciation	$2,335,496
The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and equity return of capital.
On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2017. The following reclassification was the result of net operating loss, equalization and return of capital on equity securities and has no impact on the net assets of the Fund.
Undistributed Net Investment Income (Loss)	$270,254
Accumulated Net Realized Gain (Loss)	(1,186,809)
Paid-in-Capital	916,555
Note 7. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of Lisanti Small Cap Growth Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Lisanti Small Cap Growth Fund (formerly Dinosaur Lisanti Small Cap Growth Fund and Lebenthal Lisanti Small Cap Growth Fund), a series of shares of beneficial interest in Forum Funds (the "Fund"), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes and schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Basis for Opinion
These financial statements are the responsibility of the Fund's management.  Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Forum Funds since 2008.

 Philadelphia, Pennsylvania
February 26, 2018

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LISANTI SMALL CAP GROWTH FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2017

Investment Advisory Agreement Approval
At the September 15, 2017 Board meeting, the Board, including the Independent Trustees, considered the approval of a new investment advisory agreement (the "New Agreement") between the Adviser and the Trust, on behalf of Dinosaur Lisanti Small Cap Growth Fund (formerly known as the Lebenthal Lisanti Small Cap Growth Fund) (the "Fund"). The New Agreement was being considered in connection with the termination of the investment advisory agreement between Lebenthal Lisanti Capital Growth, LLC ("Lebenthal Lisanti") and the Trust (the "Original Agreement") due to a transaction in which Dinosaur Group Holdings, LLC ("Dinosaur"), acquired from Lebenthal Asset Management, LLC ("LAM"), a 48% interest that LAM owned in Lebenthal Lisanti (the "Transaction"). In preparation for its deliberations in considering the New Agreement, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the Adviser's personnel, operations, financial condition, historic performance as employees of Lebenthal Lisanti and during periods prior thereto, and services to be provided to the Fund by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from a senior representative of the Adviser.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services expected to be provided to the Fund by the Adviser under the New Agreement, including information on the investment performance of the Fund under the management of substantially the same investment personnel; (2) the anticipated costs of the services to be provided and projected profitability of the Adviser and its affiliates from the relationship with the Fund, including the contractual expense limitation arrangements for the Fund; (3) the advisory fee to be paid to the Adviser and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits expected to be received by the Adviser and its affiliates from their relationship with the Fund. In particular, the Board focused on the following factors and made the following conclusions in considering the approval of the New Agreement.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from a senior representative of the Adviser, and a discussion with the Adviser about the personnel, operations and financial condition of the Adviser, the Board considered the quality of services expected to be provided by the Adviser under the New Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Adviser who, as employees of Lebenthal Lisanti had, and under the New Agreement would continue to have, principal responsibility for the Fund's investments. The Board considered the Adviser's representation that the same portfolio management team that was responsible for managing the Fund under the Original Agreement would continue in that role following the Transaction. The Board considered also the investment philosophy and decision-making process of such professionals and the capability and integrity of the Adviser's senior management and staff, noting the Adviser's representation that the Adviser would provide substantially the same services under the New Agreement as it did under the Original Agreement.

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LISANTI SMALL CAP GROWTH FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2017

The Board considered the adequacy of the Adviser's resources. The Board noted the Adviser's representation that the firm has been managing money since the commencement of operations in 2004 and was currently managing more than $165 million in assets, primarily through separate accounts. The Board also noted the Adviser's representation that the firm remained financially stable and that the Adviser's financial condition would not impair its ability to provide advisory services to the Fund or meet its expense reimbursement obligations to the Fund. The Board also considered the Adviser's representation that the Adviser has the operational capability and the necessary staffing and experience to continue providing investment advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board's consideration of the approval of the New Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the New Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the historical performance of the Fund, including in particular, the performance of the Fund compared to its primary benchmark index, an independent peer group identified by Broadridge Financial Solutions, Inc. ("Broadridge"), and to a composite of separate accounts managed by the Adviser with an investment strategy substantially identical to that of the Fund. The Board observed that the Fund outperformed the Russell 2000 Growth Index, the Fund's primary benchmark index, for the one- and three-year periods ended June 30, 2017, and underperformed the primary benchmark index for the five- and ten-year periods ended June 30, 2017. The Board noted the Adviser's representation that the Fund's outperformance over the short term could be attributed to favorable stock selection within the small capitalization investment universe. The Board also noted the Adviser's representation that the Fund's underperformance over the five- and ten-year periods could be attributed, in part, to the investment strategy employed for the Fund having focused on higher growth companies, even within the small cap growth category and, as a result, the Fund having tended to underperform during periods of market contractions, such as the period experienced after the financial crisis.

The Board then considered the Fund's performance relative to its Broadridge peer group, noting that, based on the information provided by Broadridge, the Fund outperformed the median of its Broadridge peers over the one-, three-, and five-year periods ended June 30, 2017.

The Board also considered the Fund's performance relative to a composite comprised of separate accounts managed by the Adviser pursuant to substantially the same strategy as the Fund and noted that the Fund underperformed the composite on both a gross-of-fees and net-of-fees basis. The Board noted the Adviser's representation that the difference between the performance of the Fund and the composite of separate accounts managed in the same strategy could be attributed to differences in the Fund's fee structure compared to the fee structure of the separately managed accounts, as well as the slightly higher uninvested cash balance in the Fund maintained to meet shareholder redemptions.

Based on the foregoing, the Board determined that the Fund's performance was reasonable and that the Fund and its shareholders could benefit from the Adviser's management under the New Agreement.

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LISANTI SMALL CAP GROWTH FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2017

Compensation

The Board evaluated the Adviser's proposed compensation for providing advisory services to the Fund, noting that the investment advisory fee rate payable by the Fund under the New Agreement was identical to the investment advisory fee rate payable by the Fund under the Original Agreement. In addition, the Board recalled that the Original Agreement between the Trust and Lebenthal Lisanti relating to the Fund had been most recently considered and renewed at a meeting held on September 8, 2016. The Board analyzed comparative information on actual advisory fee rates and actual total expenses of the relevant Broadridge peer group of the Fund and noted that the Adviser's actual advisory fee rate for the Fund was less than the median of its Broadridge peer group and that the actual total expense ratio was higher than the median of its Broadridge peer group. The Board also noted the Adviser's representation that the actual advisory fee rate was consistent with the fee charged to other clients and for other investment management products by the Adviser at comparable asset levels. The Board further noted that the Adviser had entered into a contractual expense cap with respect to the Fund in order to limit the net annual operating expenses paid by the Fund in an effort to keep the Fund's expenses at competitive levels. The Board concluded that the advisory fee rate charged to the Fund appeared to be reasonable in light of the services to be provided by the Adviser to the Fund.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding its anticipated costs of services and its projected profitability with respect to the Fund. In this regard, the Board considered the Adviser's resources devoted to the Fund, as well as the Adviser's discussion of the aggregate costs and profitability of its Fund activities. The Board noted the Adviser's representation that it does not maintain separately identifiable profit and loss information for the Fund, but that the Adviser believed the Fund to be less profitable than the Adviser's other advisory business managing separate accounts due, in part, to the costs of compliance with regulatory requirements applicable to the Fund and to the added level of client service resources dedicated to the Fund relative to the Adviser's other advisory business. In addition, the Board noted that the Adviser expected to continue to forego a portion of its management fee pursuant to a contractual expense cap such that the actual advisory fee rate that the Adviser proposed to charge for managing the Fund would remain consistent with the actual advisory fee rate received by Lebenthal Lisanti under the Original Agreement. Based on these and other applicable considerations, the Board concluded that the projected profits attributable to the Adviser's management of the Fund were reasonable.
Economies of Scale
The Board evaluated whether the Fund would benefit from any economies of scale. In this respect, the Board noted the small size of the Fund and the Adviser's representation that the Fund could benefit from economies of scale as assets grow but that the Adviser had determined that breakpoints were not appropriate at this time, particularly in light of the payments that the Adviser has made, and continues to make, under the contractual expense cap. Based on the foregoing information and other applicable considerations, the Board concluded that economies of scale were not a material factor in approving the New Agreement.

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LISANTI SMALL CAP GROWTH FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2017

Other Benefits

The Board noted the Adviser's representation that it would be receiving a benefit arising from the use of soft dollars in connection with Fund trades for the acquisition of research that would benefit not only the Fund, but potentially other clients of the Adviser. The Board concluded that the other benefits received were not a material factor in approving the New Agreement.
Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the New Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements, as outlined in the New Agreement, were fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.
Shareholder Proxy Votes
At a special meeting of shareholders for all the Funds in the Trust, held on December 8, 2017, shares were voted as follows on the proposals presented to shareholders:
Matter	For	Against	Abstain
To elect David Tucker to the Board of Trustees of the Trust.	108,303,928.779	1,542,957.994	0
To elect Jennifer Brown-Strabley to the Board of Trustees of the Trust.	108,183,952.495	1,662,934.278	0
To elect Mark D. Moyer to the Board of Trustees of the Trust.	108,142,412.946	1,704,473.827	0
To elect Jessica Chase to the Board of Trustees of the Trust.	107,632,924.803	2,213,961.970	0
To elect Stacey E. Hong to the Board of Trustees of the Trust.	105,777,266.997	4,069,619.776	0
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LISANTI SMALL CAP GROWTH FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2017

At a special meeting of shareholders, held on December 29, 2017, shares were voted as follows on the proposal presented to shareholders:

Matter	For	Against	Abstain
To approve a new investment advisory agreement between the Trust and Lisanti Capital Growth, LLC.	286,585	2,172	18,489
Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.lisantismallcap.com and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.lisantismallcap.com and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
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LISANTI SMALL CAP GROWTH FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2017

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2017	December 31, 2017	Period*	Ratio*
Actual	$1,000.00	$1,132.76	$9.68	1.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.13	$9.15	1.80%
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365 to reflect the half-year period.
Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 0.87% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 0.79% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Code. The Fund also designates 100.00% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.lisantismallcap.com.

24

LISANTI SMALL CAP GROWTH FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2017

Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Finanical Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors, 1996-2010.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustees
Stacey E. Hong[1] Born: 1966	Trustee	Since 2018	President, Atlantic since 2008.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Jessica Chase[1] Born: 1970	Trustee	Since 2018	Senior Vice President, Atlantic since 2008.	1	None.

[1]Stacey E. Hong is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to his affiliation with Atlantic. Jessica Chase is currently an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Atlantic and her role as President of the Trust.

25

LISANTI SMALL CAP GROWTH FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2017

Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.	N/A	N/A
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic 2011-2013; Senior Analyst, Atlantic 2008-2011.	N/A	N/A
26

Annual Report
December 31, 2017

THE BEEHIVE FUND
Managed by Spears Abacus Advisors LLC

BEEHX

TABLE OF CONTENTS

The views expressed in this report are those of the investment advisor of The BeeHive Fund (the "Fund") as of December 31, 2017, and may not reflect its views on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. The Fund is subject to various forms of risk, including the possible loss of principal. Investing in foreign securities entails risks not associated with domestic equities, including economic and political instability and currency fluctuations. Investing in fixed income securities includes the risk that rising interest rates will cause a decline in values. Focused investments in particular industries or market sectors can entail increased volatility and greater market risk than is the case with more broadly diversified investments. Investments in securities of small and mid-capitalization companies involve the possibility of greater volatility than investments in larger capitalization companies. Investments in American Depositary Receipts involve many of the same risks as investing in foreign securities.

THE BEEHIVE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2017

Dear Shareholders,

Overview
For better or worse, this is the time of year to reflect on decisions made (or not made), opinions held, positions taken, and events unforeseen. Before embarking on a self-critique, we should point out that 2017 was a good time to be invested in stocks. Your fund advanced over 11%.
While we would love to take credit for predicting such beneficial markets, we cannot. One year ago, we wrote "higher than average current valuations…argue for somewhat greater than usual caution." We echoed that view in our "Investment Perspectives" throughout the year. We would have had better results had we jumped on the bandwagon of optimism.
In the short run, momentum can be a far more accurate indicator than valuation, and it ruled the roost in 2017. Investors exhibited a distinct preference for stocks that had already outperformed. This can be starkly illustrated by the return disparity between the MSCI USA Momentum Index, which reflects "the performance of an equity momentum strategy by emphasizing stocks with high price momentum"1 and the Russell 1000 Value Index, which is comprised of those stocks that are cheaper than average.
2017 Return
MSCI USA Momentum Index	37.82%
Russell 1000 Value	11.86%
This performance anomaly is often a symptom of speculation. There is some of that in the marketplace, to be sure. But it is also the result of changing investor preferences that give this trend a thick veneer of rational behavior. Since the financial crisis, nearly $1.5 trillion has been invested in funds that mimic stock indexes.2 More money has flowed to stocks that have outperformed, regardless of valuation. We believe that this cannot last indefinitely, and when sentiment sours, high-priced stocks will not be able to sustain their valuations. Those that have been rewarded the most will likely have the farthest to fall.
The BeeHive Fund
The disconnect between stock prices and world events was pervasive throughout 2017. On only two trading days during each of the first two quarters of the year did the S&P 500 move more than 1%. The first quarter of the year provided the fund with gains in healthcare and technology sectors, while financial companies largely took a breather. The second quarter followed similar suit where every sector exhibited positive returns with the exception of energy, which followed the falling prices of crude oil and natural gas (10% and 5% respectively). Fortunately, a small position in Schlumberger was the fund's only direct exposure to the energy sector, having a modest impact on results. Financials, led by Citigroup and CIT Group, rebounded during the second quarter from a subpar first quarter.
Holdings in the fund continued the positive trend in the third quarter. The technology sector continued to outperform, with the exception of Oracle, which plateaued after advancing nearly 30% over the first six months of the year. Energy bounced back; financial stocks were mixed. Healthcare was a positive contributor during the quarter with Gilead returning to favor with investors starting in mid-June and Allergan reporting stronger than expected earnings growth.
The fourth quarter was perhaps the most challenging we can remember. In an otherwise strong market, your fund declined marginally (-.39%). The shortfall relative to the benchmark can be attributed directly to three longstanding positions: Celgene, Allergan and General Electric.

1 MSCI Equity Factsheet for MSCI USA Momentum Index, 29 Dec. 2017
https://www.msci.com/documents/10199/f3a22268-affd-478a-b7a7-50dc90fad923
2 Investment Company Institute Monthly Mutual Fund Flow Report

1

THE BEEHIVE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2017

Looking Forward
Since the market bottom at the depths of the financial crisis, stocks have advanced smartly despite tenuous global economic conditions. With the notable exception of China, gross domestic product (GDP) growth around the world has been anemic and inflation below levels considered healthy. Investors anticipated more robust growth and patiently awaited its arrival. That time finally seems to have come.
Growth in the U.S. seems to be accelerating. Corporate decision makers are upbeat about lessening regulation and the new tax code (to some extent). Some consumers are anticipating more in their weekly paychecks (they will have to wait until February or March to find out for sure). Europe is finally exhibiting an upward trajectory. Even Japan seems to be emerging from its decades long slump. Ironically, this may create more challenges than benefits for equity investors. Market participants may become concerned that historically low unemployment will lead to inflationary wage growth. We believe, however, that stronger economic statistics will give central bankers the political cover necessary to curtail expansionary monetary policies. Interest rates, at least on short instruments, could continue to rise.
As we have remarked frequently over the last year or so, low interest rates and cheap and readily available credit have enabled significant demand for stocks in the form of corporate buybacks, mergers and acquisitions and leveraged buyouts. Each of these activities was slightly less frequent in 2017 than the previous year. But the numbers are still large. U.S. mergers were 11% lower, year over year, but still a massive $1.44 trillion. Stock buybacks are down for the second year in a row, but still totaled about $500 billion. 34 Private equity firms like Carlyle, Apollo, BlackRock and KKR have raised enormous funds.
If stocks were cheap, we would say that the backdrop was more than attractive. But with valuations at their highest since the fiscal crisis and at the high-end of historical ranges, we are not inclined to chase the momentum trend. We like what we own. Our holdings in the technology sector may have slightly greater short-term risk, but we think each has terrific long-term prospects so we are not currently tempted to take profits. We will continue to focus on individual opportunities, and feel that we are appropriately positioned for a potentially more difficult market environment.
Regards,

Spears Abacus

3 Eisen, Ben and Chris Dieterich. "Saying Bye to Buybacks." The Wall Street Journal 23 Nov. 2017
https://www.wsj.com/articles/saying-bye-to-buybacks-1511438400
4 "Activist Investors Wield Power." The Wall Street Journal 19 Dec. 2017
https://www.wsj.com/articles/stocks-soar-mergers-slump-activist-investors-wield-power-1513704771

2

THE BEEHIVE FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) DECEMBER 31, 2017

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in The BeeHive Fund compared with the performance of the benchmark S&P 500 Index (the "S&P 500") since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment.
Comparison of Change in Value of a $10,000 Investment
in The BeeHive Fund vs. S&P 500 Index
Average Annual Total Returns as of 12/31/17	One Year	Five Year	Since Inception 09/02/08
The BeeHive Fund	11.07%	11.11%	8.02%
S&P 500 Index	21.83%	15.79%	10.61%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 684-4915. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 1.00%. However, the Fund's advisor has contractually agreed to waive its fee and/or reimburse Fund expenses to limit total annual Fund operating expenses after fee waiver and/or expense reimbursement (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 0.99% through April 30, 2018 (the "Expense Cap"). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The advisor may be reimbursed by the Fund for fees waived and expenses reimbursed by the advisor pursuant to the Expense Cap if such payment is made within three years of the date the fee waiver or expense reimbursement was incurred and does not cause the Fund's total operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to exceed the annual rate of average daily assets of the Fund. Total annual fund operating expenses after fee waiver and/or expense reimbursement will increase if exclusions from the Expense Cap apply. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

3

THE BEEHIVE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2017

Shares	Security Description	Value
Common Stock - 93.4%
Consumer Discretionary - 14.3%
8,047	Adient PLC	$633,299
64,850	Aptiv PLC	5,501,225
167,760	Comcast Corp., Class A	6,718,788
21,616	Delphi Technologies PLC (a)	1,134,192
158,200	Mattel, Inc.	2,433,116
13,930	Whirlpool Corp.	2,349,155
		18,769,775
Consumer Staples - 3.3%
49,750	Nestle SA, ADR	4,277,007
Energy - 5.0%
59,400	Royal Dutch Shell PLC, ADR, Class B	4,056,426
36,420	Schlumberger, Ltd.	2,454,344
		6,510,770
Financials - 22.2%
105,250	American International Group, Inc.	6,270,795
36,970	Chubb, Ltd.	5,402,426
100,430	CIT Group, Inc.	4,944,169
63,437	Citigroup, Inc.	4,720,347
35,210	JPMorgan Chase & Co.	3,765,357
78,694	MetLife, Inc.	3,978,769
		29,081,863
Health Care - 13.8%
27,942	Allergan PLC	4,570,752
40,340	Celgene Corp. (a)	4,209,882
54,615	Gilead Sciences, Inc.	3,912,619
28,285	Thermo Fisher Scientific, Inc.	5,370,756
		18,064,009
Industrials - 12.7%
58,130	Danaher Corp.	5,395,627
76,820	Delta Air Lines, Inc.	4,301,920
149,100	General Electric Co.	2,601,795
36,355	United Parcel Service, Inc., Class B	4,331,698
		16,631,040
Materials - 2.3%
80,300	Ball Corp.	3,039,355
Software & Services – 16.2%
3,082	Alphabet, Inc., Class A (a)	3,246,579
2,251	Alphabet, Inc., Class C (a)	2,355,446
79,830	Microsoft Corp.	6,828,658
54,360	Naspers, Ltd., Class N, ADR	3,076,776
119,780	Oracle Corp.	5,663,199
		21,170,658
Technology Hardware & Equipment - 3.6%
28,070	Apple, Inc.	4,750,286
Total Common Stock (Cost $73,400,367)		122,294,763
Money Market Fund - 6.6%
8,636,859	Goldman Sachs Financial Square Treasury Instruments Fund, Institutional Shares, 1.14% (b) (Cost $8,636,859)	8,636,859
		Value
Investments, at value - 100.0% (Cost $82,037,226)		$130,931,622
Other Assets & Liabilities, Net – 0.0%		(56,087)
Net Assets – 100.0%		$130,875,535

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$122,294,763
Level 2 - Other Significant Observable Inputs	8,636,859
Level 3 - Significant Unobservable Inputs	-
Total	$130,931,622
The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended December 31, 2017.

PORTFOLIO HOLDINGS (Unaudited)
% of Total Investments
Consumer Discretionary	14.3%
Consumer Staples	3.3%
Energy	5.0%
Financials	22.2%
Health Care	13.8%
Industrials	12.7%
Materials	2.3%
Software & Services	16.2%
Technology Hardware & Equipment	3.6%
Money Market Fund	6.6%
100.0%

See Notes to Financial Statements.	4

THE BEEHIVE FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2017

ASSETS
. Investments, at value (Cost $82,037,226)	$130,931,622
Receivables:
Fund shares sold	12,427
Dividends	81,251
Prepaid expenses	4,312
Total Assets	131,029,612

LIABILITIES
Payables:
Fund shares redeemed	1,507
Distributions payable	21,990
Accrued Liabilities:
Investment advisor fees	86,424
Trustees' fees and expenses	300
Fund services fees	16,628
Other expenses	27,228
Total Liabilities	154,077

NET ASSETS	$130,875,535

COMPONENTS OF NET ASSETS
Paid-in capital	$83,010,570
Undistributed net investment income	73
Accumulated net realized loss	(1,029,504)
Net unrealized appreciation	48,894,396
NET ASSETS	$130,875,535
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	8,594,879
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.23

See Notes to Financial Statements.	5

THE BEEHIVE FUND STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $40,773) .	$2,083,481
Total Investment Income	2,083,481

EXPENSES
Investment advisor fees	960,010
Fund services fees	192,983
Custodian fees	13,572
Registration fees	6,856
Professional fees	44,133
Trustees' fees and expenses	13,676
Other expenses	29,746
Total Expenses	1,260,976
Investment advisor expense reimbursements recouped	6,237
Net Expenses	1,267,213

NET INVESTMENT INCOME	816,268

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	3,264,000
Net change in unrealized appreciation (depreciation) on investments	9,034,681
NET REALIZED AND UNREALIZED GAIN	12,298,681
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,114,949

See Notes to Financial Statements.	6

THE BEEHIVE FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
OPERATIONS
Net investment income	$816,268	$1,097,170
Net realized gain	3,264,000	1,783,848
Net change in unrealized appreciation	9,034,681	3,997,708
Increase in Net Assets Resulting from Operations	13,114,949	6,878,726

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(794,709)	(1,097,141)
Net realized gain	(4,283,122)	(652,021)
Total Distributions to Shareholders	(5,077,831)	(1,749,162)

CAPITAL SHARE TRANSACTIONS
Sale of shares	9,939,469	3,170,306
Reinvestment of distributions	4,933,482	1,731,885
Redemption of shares	(9,883,267)	(5,495,791)
Increase (Decrease) in Net Assets from Capital Share Transactions	4,989,684	(593,600)
Increase in Net Assets	13,026,802	4,535,964

NET ASSETS
Beginning of Year	117,848,733	113,312,769
End of Year (Including line (a))	$130,875,535	$117,848,733

SHARE TRANSACTIONS
Sale of shares	680,249	244,010
Reinvestment of distributions	320,916	120,518
Redemption of shares	(667,846)	(409,991)
Increase (Decrease) in Shares	333,319	(45,463)

(a) Undistributed net investment income	$73	$48

See Notes to Financial Statements.	7

THE BEEHIVE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
For the Year Ended December 31,
2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning of Year	$14.26	$13.64	$14.13	$13.75	$10.80
INVESTMENT OPERATIONS
Net investment income (a)	0.10	0.13	0.08	0.07	0.05
Net realized and unrealized gain (loss)	1.48	0.70	(0.28)	1.00	3.71
Total from Investment Operations	1.58	0.83	(0.20)	1.07	3.76
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.09)	(0.13)	(0.08)	(0.07)	(0.05)
Net realized gain	(0.52)	(0.08)	(0.21)	(0.62)	(0.76)
Total Distributions to Shareholders	(0.61)	(0.21)	(0.29)	(0.69)	(0.81)
NET ASSET VALUE, End of Year	$15.23	$14.26	$13.64	$14.13	$13.75
TOTAL RETURN	11.07%	6.11%	(1.42)%	7.87%	35.13%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$130,876	$117,849	$113,313	$117,051	$111,890
Ratios to Average Net Assets:
Net investment income	0.64%	0.99%	0.57%	0.50%	0.41%
Net expenses	0.99	%(b)	0.99%	0.99	%(c)	0.99	%(c)	0.99%
Gross expenses	0.99%	1.00	%(d)	0.98%	0.98%	1.01	%(d)
PORTFOLIO TURNOVER RATE	14%	15%	17%	25%	28%

(a)	Calculated based on average shares outstanding during each year.
(b)	The fees are inclusive of recoupment, which amounted to less than 0.01% for the year.
(c)	The fees are inclusive of recoupment, which amounted to 0.01% for the year.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	8

THE BEEHIVE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

Note 1. Organization
The BeeHive Fund (the "Fund") is a diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on September 2, 2008. The Fund seeks capital appreciation.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange-traded open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in sixty days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Advisor, as defined in Note 3, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Advisor to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Advisor inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Quoted prices in active markets for identical assets and liabilities
Level 2 – Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local

9

THE BEEHIVE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

market closes and the close of the U.S. market.
Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of December 31, 2017, for the Fund's investments is included at the end of the Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund's balance sheet.
Note 3. Fees and Expenses
Investment Advisor – Spears Abacus Advisors LLC (the "Advisor") is the investment advisor to the Fund. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.75% of the Fund's average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Advisor or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates. The Fund has adopted a distribution plan in accordance with Rule 12b-1 of the Act. The Fund may pay the Distributor and/or any other entity as authorized by the Board a fee up to 0.25% of the Fund's average daily net assets.  The Fund has suspended payments under its Rule 12b-1 plan until further notice and has not paid any distribution fees to date.  The Fund may remove the suspension and make payments under the Rule 12b-1 plan at any time, subject to Board approval.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides

10

THE BEEHIVE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – Through December 31, 2017, the Trust paid each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman received an additional $6,000 annually. Effective January 1, 2018, each independent Trustee's annual retainer is $31,000 ($41,000 for the Chairman), and the Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 4. Expense Reimbursements and Fees Waived
The Advisor has contractually agreed to waive a portion of its fee and reimburse certain expenses through April 30, 2018, to limit total annual Fund operating expenses after fee waiver and/or expense reimbursement (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 0.99%.
The Advisor may be reimbursed by the Fund for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the date the fee waiver or expense reimbursement was incurred and does not cause the Fund's total operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to exceed the annual rate of average daily assets of the Fund.  Fees recaptured by the Advisor for the year ended December 31, 2017 are disclosed in the Statement of Operations. The amount remaining that is subject to recapture by the Advisor as of December 31, 2017 is $3,172.
Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the year ended December 31, 2017 totaled $16,824,336 and $16,146,590, respectively.
Note 6. Federal Income Tax
As of December 31, 2017, cost for federal income tax purposes is $82,051,224 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$51,533,080
Gross Unrealized Depreciation	(2,652,682)
Net Unrealized Appreciation	$48,880,398

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
	2017	2016
Ordinary Income	$805,969	$1,097,141
Long-Term Capital Gain	4,271,862	652,021
	$5,077,831	$1,749,162

As of December 31, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Ordinary Income	$73
Capital and Other Losses	(1,015,506)
Unrealized Appreciation	48,880,398
Total	$47,864,965

11

THE BEEHIVE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2017

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and equity return of capital.
For tax purposes, the current year post October loss was $1,015,506 (realized during the period November 1, 2017 through December 31, 2017). This loss will be recognized for tax purposes on the first business day of the Fund's next fiscal year, January 1, 2018.
On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2017. The following reclassification was the result of equity return of capital distributions, realization of return of capital distributions on sale and reclassification of distributions and has no impact on the net assets of the Fund.

Undistributed Net Investment Income (Loss)	$(21,534)
Accumulated Net Realized Gain (Loss)	21,534
Note 7. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of The BeeHive Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of The BeeHive Fund, a series of shares of beneficial interest in Forum Funds (the "Fund"), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes and schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America ("GAAP").
Basis for Opinion
These financial statements are the responsibility of the Fund's management.  Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP
We have served as the auditor of one or more of the Funds in the Forum Funds since 2008.

Philadelphia, Pennsylvania
February 26, 2018

13

THE BEEHIVE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2017

Investment Advisory Agreement Approval
At the September 15, 2017 Board meeting, the Board, including the independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the "Advisory Agreement"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the Adviser's personnel, operations, financial condition, performance, and services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and the Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about the Adviser's personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of those professionals and the capability and integrity of the Adviser's senior management and staff.

The Board considered also the adequacy of the Adviser's resources. The Board noted the Adviser's representation that the firm is in stable financial condition and that the Adviser has the operational capability and the necessary staffing and experience to continue providing high-quality investment advisory services to the Fund for the foreseeable future. Based on the presentation and the materials provided by the Adviser in connection with the Board's consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its benchmark index. The Board observed that the Fund outperformed the S&P 500 Index, the primary benchmark for the Fund, for the one-year period ended June 30, 2017 and underperformed the benchmark index for the three- and five-year periods ended June 30, 2017. The Board also considered the Fund's performance relative to an independent peer group of funds identified by Broadridge Financial Solutions, Inc. ("Broadridge") as having characteristics similar to the Fund, noting that, based on the information provided by Broadridge, the Fund outperformed the median of the Broadridge peer group for the one-year period ended June 30, 2017 and underperformed the median of its Broadridge peers for the three- and five-year periods ended June 30, 2017.

At the request of the Adviser, the Board also considered the Fund's performance relative to a peer group of funds identified by the Adviser as having similar sizes, investment strategies, and expense structures, and a similar Morningstar category to that of the Fund (the "Comparable Funds"). The Board observed that the Fund outperformed the average of the Comparable Funds for the one- and three-year periods ended June 30, 2017 and underperformed the average of the Comparable Funds for the five-year period ended June 30, 2017. The Board noted the Adviser's representation that the Fund's outperformance relative to the Broadridge peers, Comparable Funds, and benchmark index over the shorter term could be attributed, in part, to the Fund's overweight positions in non-real estate investment trust financial stocks, as well as the Fund's investments in the information technology sector, which outperformed the overall market during the year. The Board noted the Adviser's representation that the Fund's underperformance relative to its Broadridge peer group and benchmark index over the longer term could be attributed to the Fund's holdings in the energy sector, which underperformed the overall market during the three- and five-year periods, as well as the Fund's underweight exposure to consumer staples and utilities during periods in which those sectors significantly outperformed the rest of the market. Based on the

14

THE BEEHIVE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2017

foregoing and other applicable considerations, the Board determined that the Fund's performance was reasonable and that the Fund and its shareholders could benefit from the Adviser's continued management of the Fund.

Compensation

The Board evaluated the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the Fund's Broadridge peer group. The Board observed that the Adviser's actual advisory fee rate and the actual total expense ratio for the Fund were each higher than the median of the Broadridge peers. The Board noted the Adviser's belief that the Adviser provided an additional layer of client service to the Fund's shareholders that the advisers to the Broadridge peers may not provide to their funds. In addition, the Board noted that the Adviser did not believe the Broadridge peers were the most appropriate comparison for the fund in terms of fees and expenses because some of the Broadridge peers comprised funds that were part of a significantly larger and more diversified family of funds, which had the benefit of spreading mutual fund-specific expenses across a significantly larger asset base. At the request of the Adviser, the Board compared the actual advisory fee and actual total expenses of the Fund to the Comparable Peers, which the Adviser believed to be a more representative comparison for the Fund, and observed that the advisory fee and total expenses for the Fund were each the lowest among the Comparable Peers. In addition, the Adviser noted that it applied its standard fee to the Fund, although regulatory requirements caused a disproportionate amount of time and effort be spent on the Fund compared to the Adviser's other accounts.  Based on the foregoing and other applicable considerations, the Board concluded that the Adviser's advisory fee rate charged to the Fund was reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser's resources devoted to the Fund, as well as the Adviser's discussion of the aggregate costs and profitability of its mutual fund activities. The Board noted the Adviser's representation that, although the Adviser does not maintain a separate profit and loss analysis specific to the Fund or allocate proportional expenses to the Fund, the Adviser believes that the Fund produces a lower profit margin than the Adviser's overall advisory business due to the larger allocation of time and expense required by the administrative and compliance efforts necessary to manage the Fund compared to the Adviser's other investment management offerings. The Board also noted that the Adviser had in place a contractual expense waiver to ensure that the expense ratio for the Fund remained at reasonable levels and that the Fund was currently operating above the expense cap, resulting in the Adviser's partial subsidization of Fund expenses. Based on these and other applicable considerations, the Board concluded that the Adviser's profits attributable to management of the Fund were reasonable in the context of all factors considered.

Economies of Scale

The Board evaluated whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser's representation that the Adviser was open to considering breakpoints in the future if assets increased significantly, but in view of the current level of assets of the Fund, did not believe that breakpoints would be appropriate at this time. Based on the foregoing and other applicable considerations, and in light of the size of the Fund, the Board concluded that economies of scale were not a material factor to consider in approving the continuation of the Advisory Agreement.

Other Benefits

The Board noted the Adviser's representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

15

THE BEEHIVE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2017

Shareholder Proxy Vote
At a special meeting of shareholders for all the Funds in the Trust, held on December 8, 2017, shares were voted as follows on the proposals presented to shareholders:
Matter	For	Against	Abstain
To elect David Tucker to the Board of Trustees of the Trust.	108,303,928.779	1,542,957.994	0

To elect Jennifer Brown-Strabley to the Board of Trustees of the Trust.	108,183,952.495	1,662,934.278	0

To elect Mark D. Moyer to the Board of Trustees of the Trust.	108,142,412.946	1,704,473.827	0

To elect Jessica Chase to the Board of Trustees of the Trust.	107,632,924.803	2,213,961.970	0

To elect Stacey E. Hong to the Board of Trustees of the Trust.	105,777,266.997	4,069,619.776	0

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (866) 684-4915 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 684-4915 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form        N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
16

THE BEEHIVE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2017

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2017	December 31, 2017	Period*	Ratio*
Actual	$1,000.00	$1,013.95	$5.03	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04	0.99%

*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 100% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Code. The Fund also designates 1.39% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 684-4915.
17

THE BEEHIVE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2017

Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors, 1996-2010.	1	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustees
Stacey E. Hong[1] Born: 1966	Trustee	Since 2018	President, Atlantic since 2008.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Jessica Chase[1] Born: 1970	Trustee	Since 2018	Senior Vice President, Atlantic since 2008.	1	None
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.	N/A	N/A
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic 2011-2013; Senior Analyst, Atlantic 2008-2011.	N/A	N/A
[1]Stacey E. Hong is currently treated as an interested person of the Trust as defined in the 1940 Act, due to his affiliation with Atlantic. Jessica Chase is currently an interested person of the Trust as defined in the 1940 Act, due to her affiliation with Atlantic and her role as President of the Trust.

18

THE BEEHIVE FUND
P.O Box 588
Portland, Maine 04112
(866) 684-4915 (toll free)

The report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Suite 100
Portland, Maine 04101
www.foreside.com

237-ANR-1217

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds (the "Registrant") has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the "Code of Ethics").

(c)	There have been no amendments to the Registrant's Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant's Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $44,900 in 2016 and $44,900  in 2017.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2016 and $0 in 2017.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $9,000 in 2016 and $9,000  in 2017. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2016 and $0 in 2017.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant ("Affiliate"), by the Series' principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser or an Affiliate to the Series' principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2016 and $0 in 2017. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant's investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	February 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	February 15, 2018

By:	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date:	February 15, 2018